Exhibit 10.12

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of December 19, 2017 (the “Amendment”), by and between EAST WEST BANK (“Bank”) and IDENTIV, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 8, 2017, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 27, 2017 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.Borrower acknowledges that there are existing and uncured Events of Default arising from Borrower’s failure to comply with the minimum cash requirement set forth in Section 6.9(a) of the Agreement for the period from December 1, 2017 through December 15, 2017 (the “Covenant Defaults”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Defaults.  Bank does not waive Borrower’s obligations under such section after the date hereof, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and is (i) Hon Hai Precision Industry Co., Ltd., (ii) Inventec Appliances (Pudong) or (iii) such other account debtor that Bank approves on a case-by-case basis.

3.Clause (h) of the defined term “Eligible Inventory” set forth in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

(h)work in progress; acknowledging that sub-assembly inventory (i.e. inventory purchased directly from Borrower’s vendors, and not manufactured through Borrower’s assembly process) shall not be considered as work in progress (and shall be considered as raw materials); and

4.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that after giving effect to this Amendment, no Event of Default has occurred and is continuing.

6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents requested by Bank no later than five (5) Business Days following the date of execution.

7.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrower;

(b)payment of all Bank Expenses incurred through the date of this Amendment; and

(c)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC. By: /s/ Sandra Wallach Name: Sandra Wallach Title: CFO

EAST WEST BANK By: /s/ Kelvin Chan Name: Kelvin Chan Title: Managing Director